Exhibit 10.1

AMENDMENT NO. 1 TO

THE LICENSE AGREEMENT

This Amendment No.1 to the License Agreement (the “Amendment”) is effective as of date of last signature set forth below (the “Amendment Effective Date”), by and between:

(1)	MEDIMMUNE LIMITED, a limited liability duly authorised and existing under the laws of England and Wales, on its behalf and on behalf of its Affiliates as defined herein (“MedImmune”); and

(2)	KINIKSA PHARMACEUTICALS, LTD. a Bermuda exempted company (“Licensee”).

MedImmune and Licensee may be referred to herein individually as a “Party” and collectively as the “Parties”.

A.	MedImmune and Licensee entered into a License Agreement effective as of December 21, 2017 the “Original Agreement”); and

B.	The Parties desire to amend the Original Agreement to amend, modify or restate certain terms and conditions of the Original Agreement and to make such other changes as are set forth herein.

In consideration of the promises and of the mutual covenants and agreements set forth, the Parties agree as follows:

1.	Definitions. All defined terms used and not otherwise defined in this Amendment have the meanings ascribed to such terms in the Original Agreement.

2.	A new Section 1.111 of the Original Agreement shall be inserted as follows:

““Coronavirus Field” which shall mean treatment of hyper-inflammation or pneumonia in subjects diagnosed with the 2019 novel coronavirus (SARS-CoV-2) [***].”

3.	The Original Agreement is hereby amended by deleting Section 5.2.1 in its entirety and replacing it with the following new Section 5.2.1:

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

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5.2.1 Development and Regulatory Milestones. Licensee shall inform MedImmune within [***] Business Days after the occurrence of each of the milestone events listed below. In partial consideration of the rights granted by MedImmune to License hereunder, Licensee shall pay to MedImmune the following one-time payments within [***] days after receipt of an invoice for the achievement of each of the following milestone events except for the Coronavirus Field where the milestone payments due will be deferred as refrenced below. Such milestone payments shall be nonrefundable, noncreditable and fully earned upon the achievement of the applicable milestone event:

(i)           [***];

(ii)          [***];

(iii)         [***];

(iv)         [***];

(v)          [***];

(vi)         [***];

(vii)        [***];

(viii)       [***];

(ix)          [***];

(x)           [***]; and

(xi)          [***].

Each milestone payment in this Section 5.2.1 shall be payable [***]. If, at any time, with respect to a Licensed Product, the achievement of a milestone described in Section 5.2.1 has occurred with respect to which a payment is due hereunder and any of the preceding milestones in this Section 5.2.1 have not been due or been paid, then each such skipped milestone payment shall become due and payable [***].

4.	No Other Amendments. Except to the extent amended hereby, all of the terms, provisions and conditions set forth in the Original Agreement are hereby ratified and confirmed and shall remain in full force and effect.

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

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The Original Agreement and this Amendment shall be read and construed together as a single agreement and the term “Agreement” as used shall henceforth be deemed a reference to the Original Agreement as amended by this Amendment.

5.	Modifications. This Amendment may only be modified by a written document, signed by both Parties.

6.	Counterparts. This Amendment may be executed in two or more counterparts, each of which will be deemed an original and all of which will together be deemed to constitute one agreement. The Parties agree that the execution of this Amendment by industry standard electronic signature software and/or by exchanging PDF signatures shall have the same legal force and effect as the exchange of original signatures, and that in any proceeding arising under or relating to this Amendment, each Party hereby waives any right to raise any defense or waiver based upon execution of this Amendment by means of such electronic signatures or maintenance of the executed agreement electronically.

<Signature Page to Follow>

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

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Execution

THIS AMENDMENT IS EXECUTED by the authorised representatives of the Parties as of the Amendment Effective Date first written above.

SIGNED for and on behalf of MedImmune Limited	SIGNED for and on behalf of Kiniksa Pharmaceuticals, Ltd.

/s/ Greg Mueller		/s/ Thomas Beetham
Signature		Signature

Name:	Greg Mueller	Name:	Thomas Beetham
Title:	Authorised Signatory	Title:	EVP and Chief Legal Officer
Date:	09 July 2020	Date:	09 July 2020

[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

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